UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2015

IMPRIMIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12264 El Camino Real, Suite 350
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

N/A

  (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 21, 2015, Imprimis Pharmaceuticals, Inc. (the “Company”) entered into a Commission Agreement (the “PCCA Commission Agreement) with Professional Compounding Centers of America, Inc. (“PCCA”). The PCCA Commission Agreement replaces a Strategic Alliance Agreement (the “PCCA Strategic Alliance Agreement”) entered into on February 18, 2013 and a License Agreement (the “PCCA License Agreement) entered into on August 30, 2012, in each case between the Company and PCCA. Upon the execution of the PCCA Commission Agreement, the Company and PCCA mutually agreed to terminate the PCCA Strategic Alliance Agreement and PCCA License Agreement.

PCCA has previously introduced to the Company certain PCCA members, which led to the Company’s acquisition of certain intellectual property (the “PCCA Member IP”) from such PCCA members. Under the terms of the PCCA Strategic Alliance Agreement, PCCA had the right to receive certain commissions based on the Company’s net sales, if any, of any products utilizing the PCCA Member IP. The primary purpose of the PCCA Commission Agreement is to specifically identify the PCCA Member IP subject to this arrangement and to revise the terms and the amount of the commission payments. As a result, pursuant to the terms of the PCCA Commission Agreement, PCCA continues to hold its right to receive commissions based on the Company’s net sales, if any, of any products utilizing the PCCA Member IP.

The foregoing description of the PCCA License Agreement, the PCCA Strategic Alliance Agreement and the PCCA Commission Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements. The PCCA License Agreement is incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2012, the PCCA Strategic Alliance Agreement is incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the SEC on February 21, 2013, and the PCCA Commission Agreement will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and, when filed, will be incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the PCCA Strategic Alliance Agreement and PCCA License Agreement is incorporated by reference into this Item 1.02 in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPRIMIS PHARMACEUTICALS, INC.

Dated: December 28, 2015	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer